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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of Dynatech Corporation on Form S-3 (File Nos. 2-78465, 2-81026, 2-82260, 2-85387,
2-86457, 2-92391, 2-94757, 33-365, 33-2387, 33-5544, 33-17169, 33-24058,
33-30610 and 33-62551) and on Form S-8 (File Nos. 2-87779, 33-10465, 33-17243,
33-42427, 33-50768, 33-57491, 33-57495, 333-01639 and 33-16461) of our report dated March 12, 1997 on our audit of the financial statements of Itronix Corporation.




                                               COOPERS & LYBRAND L.L.P.

Spokane, Washington
March 12, 1997